UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 26, 2005


                           Gateway Energy Corporation
              ---------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           Delaware                      0-6404                  44-0651207
           --------                      ------                  ----------
(State or other jurisdiction           (Commission            (I.R.S. Employer
    of Incorporation)                  File Number)          Identification No.)

              500 Dallas Street, Suite 2615, Houston, Texas 77002
               (Address of principal executive office) (Zip Code)

       Registrant's telephone number, including area code: (713) 336-0844

                                 Not Applicable
-------------------------------------------------------------------------------

             (Former name, former address and former fiscal year, if
                           changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to
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



Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

     Effective June 21, 2005, Steven W. Cattron was appointed by the Board of Directors of Gateway Energy Corporation (the "Company") to fill the vacancy on the Board created by the resignation of Scott Heflin on October 21, 2004. Mr. Cattron will also serve as the Chair of the Audit Committee. Mr. Cattron is currently the owner of Cattron Enterprises, Inc., a professional consulting practice focused on improving profitability of small to medium sized companies. Prior to that, he was the President and Chief Operating Officer of Missouri Gas Energy, a natural gas distribution company serving western Missouri as well as Vice President of Sales and Marketing and Regulatory Affairs for Kansas City Power and Light, an electric company serving western Missouri and eastern Kansas.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 26, 2005
                                  GATEWAY ENERGY CORPORATION
                                  (Registrant)

                                  By:  /s/  Robert Panico
                                       -----------------------------------------
                                  Robert Panico
                                  President and Chief Executive Officer